Scudder
Pathway Series:
International Portfolio

Semiannual Report
February 28, 1999

No-Load Funds

A mutual fund which seeks maximum total return by investing in a select mix of international and global Scudder Funds.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                 Scudder Pathway Series: International Portfolio
--------------------------------------------------------------------------------
Date of Inception: 11/15/96    Total Net Assets as        Ticker Symbol:  SPIPX
                            of 2/28/99: $8.1 million
--------------------------------------------------------------------------------

o For the six-month period ended February 28, 1999, Scudder Pathway Series:
International Portfolio returned 6.73%, reflecting the mixed performance of foreign investments.

o While slowing growth negatively impacted corporate earnings outside of the United States, the process of restructuring and reform taking place throughout the world continued to be a positive investment theme for a number of individual companies.

o The Portfolio provided diversification by offering exposure to a variety of asset classes, investment styles, and regions.




                                Table of Contents

   3  Letter from the Series' President   11  Financial Statements
   4  Performance Update                  14  Financial Highlights
   5  Portfolio Summary                   15  Notes to Financial Statements
   6  Portfolio Management Discussion     17  Shareholder Meeting Results
   8  Glossary of Investment Terms        20  Officers and Trustees
   9  Portfolio Highlights                21  Investment Products and Services
  10  Investment Portfolio                22  Scudder Solutions


              2 - Scudder Pathway Series: International Portfolio

                        Letter from the Series' President
Dear Shareholders,

     While the strong growth of the domestic economy has helped to send major U.S. stock indices to new highs over the last six months, the investment backdrop overseas has been much more diverse. On one hand, the European markets have risen higher and the developing Asian economies have started showing signs of recovery. On the other hand, however, Brazil has experienced a currency devaluation, and Japan has so far been unable to get its economy back on track. Further complicating the picture for international investors, large stocks continued to outperform smaller companies, and growth once again outpaced value.

     At times such as these, when the markets are volatile and substantial differences exist in the returns of various regions and asset classes, the importance of diversification is paramount. Today, more than ever, it is necessary to take a long-term approach that offers exposure to a variety of sectors and focuses on risk management. For investors who wish to have a professionally managed portfolio of funds that is designed to effectively navigate the twists and turns of the financial markets, we believe that the Pathway International Portfolio remains a compelling choice. For more information on the Fund, please see the Portfolio Management Discussion that begins on page 6.

     For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Thank you for your continued investment in Scudder Pathway Series. If you have any questions about your investment, please call Scudder Investor Information at 1-800-225-2470, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series



               3 - Scudder Pathway Series: International Portfolio

                   Performance Update as of February 28, 1999

-----------------------------------------------
Portfolio Index Comparison
-----------------------------------------------
                       Total Return
-----------------------------------------------
Period Ended   Growth of               Average
2/28/99          $10,000   Cumulative   Annual
-----------------------------------------------
Scudder Pathway Series: International Portfolio
-----------------------------------------------
1 Year         $  9,554     -4.46%     -4.46%

Life of
Portfolio*     $ 11,159     11.59%      4.92%
-----------------------------------------------
MSCI All Country (ex U.S.) Index (75%),
JP Morgan Non-U.S. Global Government Bond
Index (20%), 3-month T-Bill (5%)
--------------------------------------------
1 Year         $ 10,376      3.76%      3.76%

Life of
Portfolio*     $ 11,199     11.99%      5.17%
-----------------------------------------------
* The Portfolio commenced operations on November 15,
  1996. Index comparisons begin November 30, 1996.


-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Scudder Pathway Series: International Portfolio
Year            Amount
----------------------
11/96*         $10000
2/97           $10439
5/97           $10984
8/97           $10959
11/97          $10686
2/98           $11603
5/98           $12304
8/98           $10386
11/98          $11061
2/99           $11085

MSCI All Country (ex U.S.) Index
Year            Amount
----------------------
11/96*         $10000
2/97           $ 9889
5/97           $10563
8/97           $10511
11/97          $ 9942
2/98           $11050
5/98           $11272
8/98           $ 9728
11/98          $11090
2/99           $11212

MSCI All Country (ex U.S.) Index (75%), JP Morgan Non-U.S. Global Government Bond Index (20%), 3-month T-Bill (5%)

Year            Amount
----------------------
11/96*         $10000
2/97           $ 9807
5/97           $10329
8/97           $10288
11/97          $ 9938
2/98           $10793
5/98           $10984
8/98           $ 9924
11/98          $11157
2/99           $11199

The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The JP Morgan Non-U.S. Global Government Bond Index is a market value-weighted measure of bonds excluding U.S. bonds. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Portfolio Total Return (%) and Blended Index Total Return (%) with the exact data points listed in the table below.

Yearly periods ended February 28

                                       1997*    1998     1999
------------------------------------------------------------------------
Net Asset Value                       $12.25  $13.07   $11.21
------------------------------------------------------------------------
Income Dividends                      $  .25  $  .16   $  .10
------------------------------------------------------------------------
Capital Gains Distributions           $  .10  $  .35   $ 1.21
------------------------------------------------------------------------
Portfolio Total Return (%)              5.09   11.15    -4.46
------------------------------------------------------------------------
Blended Index Total Return (%)         -1.93   10.05     3.76
------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Funds' expenses, the one year and life of Portfolio total returns for the Portfolio would have been lower.


               4 - Scudder Pathway Series: International Portfolio

                    Portfolio Summary as of February 28, 1999



Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Money Market                    2%
      Fixed Income                   14%
      Equity                         84%
   --------------------------------------
                                    100%
   ======================================


  The Portfolio maintained an emphasis on equity funds during the period.


Asset Class Ranges
----------------------------------------

   Money Market                  0-20%
   Fixed Income                 10-40%
   Equity                      60-100%

   Portfolio allocations are derived from the risk profile of the Fund; changes are expected to be modest and infrequent.


Portfolio Holdings
------------------------------------------

  Scudder International Fund --
     International Shares               56%
  ------------------------------------------
  Scudder International Growth
     and Income Fund                    23%
  ------------------------------------------
  Scudder International Bond Fund       10%
  ------------------------------------------
  Scudder Emerging Markets Income Fund   3%
  ------------------------------------------
  Scudder Greater Europe Growth Fund     3%
  ------------------------------------------
  Scudder Emerging Markets Growth Fund   3%
  ------------------------------------------
  Scudder Cash Investment Trust          2%
  ------------------------------------------
                                       100%
  ==========================================

    Despite the Fund's short-term relative underperformance, we believe that a combination of fixed income securities, growth, and value can provide investors with valuable diversification over time.






For more complete details about the Portfolio's investments, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


               5 - Scudder Pathway Series: International Portfolio

                         Portfolio Management Discussion

We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway Series International Portfolio, to discuss the overseas market environment and Scudder's investment strategy in the six-month period ended February 28, 1999.

Q: The international markets have produced a wide range of returns in the last six months. What region has performed the best?

A: Europe's equity markets, which provided the strongest returns, were boosted by the ongoing process of restructuring, cost-cutting, and consolidation taking place on the corporate level. In addition, the reduction in Eurozone interest rates to 3% was a significant positive for both stocks and bonds. Although we remain heavily invested in Europe due to the region's strong fundamental underpinnings, we trimmed our overweighted position somewhat as reasons for caution began to emerge. Growth in the core European countries -- such as Germany, France, and Italy -- began to slow, hurting sentiment at a time when the leftward shift in the region's governments has investors on edge. The markets also reacted negatively to the initial weakness in the euro, which was a symptom of the region's slowing growth. Given the confluence of factors affecting the European markets, it is reasonable to expect that stock market performance will begin to slow somewhat from its torrid pace of the last three years.

Q: The problems in the developing countries were one of the primary causes of the global market correction last autumn. Have you witnessed any improvements in these areas?

A: Although emerging markets equities remained extremely volatile during the six-month period, the crisis mentality that characterized the autumn downturn has dissipated somewhat. During the depths of the correction, investors feared that the problems in Russia and Brazil would spill over into the established economies by increasing the number of bad loans in their banking systems. By mid-October, however, a series of interest rate cuts by major central banks helped investors to gradually regain their tolerance for the higher level of risk associated with emerging markets investing. We believe that the events of last fall represent a historical extreme that is not likely to be repeated.

In fact, these difficulties have led to some positive fundamental changes. Although large scale crises are often very nerve-wracking to investors while they are taking place, they can also induce the painful, but necessary, reforms that will lead to greater long-term strength. In the Pacific Basin, corporations have been increasingly willing to undertake aggressive restructuring, which should have a positive effect on their earnings power and valuations. Equally as important, many of the region's governments have joined the private sector in moving away from the Japanese business model in favor of a more growth-oriented path. In Latin America, meanwhile, the fallout associated with the


               6 - Scudder Pathway Series: International PortfoliO currency devaluation in Brazil has affected markets throughout the entire region. While the devaluation has exacerbated Brazil's economic difficulties in the short term, it has also created a sense of urgency for its government to institute meaningful reforms.

Q: In the U.S. stock market, large company growth stocks have been the market leaders. Has this been the case in Europe, as well?

A: Yes -- investors' aversion to small companies and value stocks has been a global phenomenon. In a disinflationary environment where the economies of so many nations have struggled, corporations' pricing power has declined, and their profits have suffered. As a result, investors have become increasingly willing to pay high price-to-earnings multiples for companies whose earnings are perceived to be the most reliable, particularly those in high-growth sectors such as health care and technology. Conversely, they have been avoiding companies that are not as well positioned for this environment, such as chemicals producers, energy companies, and manufacturing firms, all of which tend to be included in the value category. The focus on large-cap growth names has been prominent in Europe and the United States, and to a lesser extent, throughout the rest of the world as well.

Q: What impact did all of these factors have on the Pathway International Portfolio?

A: In the short term, the tendency for the strongest performance to be concentrated in narrow sectors of the markets caused the Portfolio to underperform its benchmark, although its high level of diversification helped to offset the effects of volatility. Our position in foreign bonds, which was aided significantly by the drop in global interest rates, also helped dampen share price fluctuations. Portfolio weightings are determined by an analysis of long-term factors and are designed to take advantage of trends that are expected to play out over extended periods of three to five years, or possibly even longer. Any changes that we make to the Portfolio are undertaken gradually, and are based on our long-term outlook rather than the ephemeral moods of the market. In all market conditions, we will continue to focus on our goal of providing strong risk-adjusted returns over the long term.

Q: What is your outlook for the foreign markets at this juncture?

A: For investors who are assessing the value of foreign securities in their portfolios, it helps to consider what the markets have been through in the past two years -- a crisis in Asia, a recession in Japan, and currency devaluations in Russia and Brazil, just to name a few of the watershed events of the period. Even in the midst of these events, a diversified approach that encompassed a variety of countries and investment styles has allowed investors to withstand the turbulence by providing favorable risk-adjusted returns. We believe the positive changes taking place throughout the world will provide significant opportunities for patient investors to benefit from the ongoing restructuring in Europe, as well as the recovery in the emerging markets. In this environment, we urge investors to focus on the continuing importance of foreign securities in a diversified portfolio.




               7 - Scudder Pathway Series: International Portfolio

                          Glossary of Investment Terms


CURRENCY DEVALUATION       A significant decline of a currency's value
                           relative to other currencies, such as the U.S.
                           dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

DEFENSIVE SECURITIES       Stocks and bonds that are more conservative
                           than average, and tend to perform better than the overall market when that market is weak.
                           Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

DISINFLATION               The slowing down of the rate at which prices
                           increase. This phenomenon is generally associated with a slowing economy, and is distinct from deflation, which is an outright decline in prices.

DIVERSIFICATION            The spreading of risk by investing in several asset
                           categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

GROWTH STOCK               Stock of a company that has displayed above average
                           earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                           Distinct from value stock.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually in
                           terms of sectors, industries, or countries
                           -- within a portfolio relative to the portfolio's benchmark index or investment universe.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


              8 - Scudder Pathway Series: International Portfolio

                              Portfolio Highlights

                         Pathway International Portfolio


Pathway International Portfolio seeks to maximize total return by investing in a select mix of established international mutual funds.

                                   Performance

In the six-month period ended February 28, 1999, the International Portfolio returned 6.73%, versus a total return of 12.84% for the Portfolio's custom benchmark. Detailed performance information is listed on page 4.

The Portfolio continued to provide investors with diversified exposure to the foreign markets. International Fund, which remains the core holding of the Portfolio at 56% of assets, was well positioned in an environment where price pressures, slower growth, and uncertain capital markets threatened corporate profits. The best performer among the Portfolio's equity components in the period, International Fund was overweighted in sectors with more reliable revenue streams, such as telecommunications, utilities, media, and retail. Greater Europe Growth Fund, which tends to invest in the larger growth names that have been performing well in recent months, was also well positioned for the investment environment. International Growth and Income Fund, on the other hand, was hurt by its exposure to such traditional value sectors as oil and basic materials. Despite the Fund's short-term relative underperformance, we believe that over time a combination of growth and value can provide investors with valuable diversification. Overall, the Fund's equity exposure decreased from 88% of assets to 84% in the period.

The Fund's fixed income weighting, which we increased from 10% of assets to 14%, contributed positively to returns. International Bond Fund, which invests in high-quality debt from established economies, benefited from the strong performance of government debt in a period marked by low inflation and falling interest rates. Emerging Markets Income Fund also rose strongly as the bonds of developing countries recovered from the extremely low levels they reached in September.

                               Portfolio Strategy

With an eye toward our long-term objectives, we made several important changes in the Portfolio. In an effort to better position it for an environment of slower global growth, we increased its overall quality by trimming the weighting in emerging markets securities. In addition, we reduced the significant overweighting in European equities, which has served the Portfolio well since its inception. Feeling that an environment of slowing growth on the continent warranted a more conservative posture, we cut our holdings in Greater Europe Growth Fund from 12% of assets to 3%, and increased our position in International Growth and Income Fund from 10% to 23%. Going forward, we believe that these decisions will improve the Portfolio's risk profile by offering a greater level of diversification.


              9 - Scudder Pathway Series: International Portfolio

            Investment Portfolio as of February 28, 1999 (Unaudited)

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Money Market 2.2%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 -------------
Scudder Cash Investment Trust (Cost $177,438) ...............................................    177,438               177,438
                                                                                                                 -------------

Fixed Income 13.4%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund ........................................................     39,755               271,927
Scudder International Bond Fund .............................................................     78,429               815,658
------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $1,259,617)                                                                                 1,087,585
------------------------------------------------------------------------------------------------------------------------------

Equity 84.4%
------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund ........................................................     19,090               201,588
Scudder Greater Europe Growth Fund ..........................................................      8,701               229,885
Scudder International Fund -- International Shares ..........................................     94,900             4,551,415
Scudder International Growth and Income Fund ................................................    155,750             1,858,102
------------------------------------------------------------------------------------------------------------------------------
Total Equity (Cost $7,079,689)                                                                                       6,840,990
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $8,516,744) (a)                                                           8,106,013
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $8,542,714. At February 28, 1999, net unrealized depreciation for all securities based on tax cost was $436,701. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,856 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $457,557.

    The accompanying notes are an integral part of the financial statements.


              10 - Scudder Pathway Series: International Portfolio

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1999 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $8,516,744) .....................  $  8,106,013
                 Receivable for Portfolio shares sold ....................................            72
                 Income receivable .......................................................         3,556
                                                                                            ----------------
                 Total assets ............................................................     8,109,641
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .......................................         3,587
                                                                                            ----------------
                 Total liabilities .......................................................         3,587
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  8,106,054
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ............      (134,757)
                 Net unrealized appreciation (depreciation) on investments ...............      (410,731)
                 Accumulated net realized gain (loss) ....................................      (541,805)
                 Paid-in capital .........................................................     9,193,347
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  8,106,054
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($8,106,054
                   / 723,428 outstanding shares of beneficial interest, $.01 par value,     ----------------
                   unlimited number of shares authorized) ................................        $11.21
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


              11 - Scudder Pathway Series: International Portfolio

                             Statement of Operations
             for the six months ended February 28, 1999 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Income distributions from Underlying Funds .............................   $     62,969
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                            62,969
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss):
                 Investments ............................................................     (1,121,249)
                 Capital gain distributions from Underlying Funds .......................        500,887
                                                                                            ----------------
                                                                                                (620,362)
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on
                   investments ..........................................................      1,191,838
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      571,476
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $    634,445
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              12 - Scudder Pathway Series: International Portfolio

                       Statement of Changes in Net Assets

                                                                                                             For the Period
                                                                                                              November 15,
                                                                           Six Months      For the Eleven         1996
                                                                             Ended          Months Ended     (commencement
                                                                          February 28,        August 31,   of operations) to
                                                                              1999               1998         September 30,
Increase (Decrease) in Net Assets                                         (Unaudited)          (Note D)           1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ................................   $    62,969       $   134,059       $    61,993
                 Net realized gain (loss) .............................      (620,362)        1,088,134            45,130
                 Net unrealized appreciation (depreciation) on
                   investments during the period ......................     1,191,838        (2,329,442)          726,873
                                                                        ----------------  ----------------  ----------------
                 Net increase (decrease) in net assets resulting
                   from operations ....................................       634,445        (1,107,249)          833,996
                                                                        ----------------  ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ................................       (78,827)         (126,802)           (8,391)
                                                                        ----------------  ----------------  ----------------
                 Net realized gain (loss) on investment transactions ..      (953,730)         (277,380)           (3,356)
                                                                        ----------------  ----------------  ----------------
                 Portfolio share transactions:
                 Proceeds from shares sold ............................     5,213,431         5,040,380        12,327,560
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ......................       981,241           368,824            10,929
                 Cost of shares redeemed ..............................    (6,514,550)       (6,801,774)       (1,457,693)
                                                                        ----------------  ----------------  ----------------
                 Net increase (decrease) in net assets from
                   Portfolio share transactions .......................      (319,878)       (1,392,570)       10,880,796
                                                                        ----------------  ----------------  ----------------
                 Increase (decrease) in net assets ....................      (717,990)       (2,904,001)       11,703,045
                 Net assets at beginning of period ....................     8,824,044        11,728,045            25,000
                 Net assets at end of period (including accumulated
                   distributions in excess of net investment income of
                   $134,757 and undistributed net investment income of  ----------------  ----------------  ----------------
                   $63,920 and $53,602, respectively) .................   $ 8,106,054       $ 8,824,044       $11,728,045
                                                                        ----------------  ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Portfolio shares
                 Shares outstanding at beginning of period ............       754,142           863,241             2,083
                                                                        ----------------  ----------------  ----------------
                 Shares sold ..........................................       440,401           378,568           971,043
                 Shares issued to shareholders in reinvestment of
                   distributions ......................................        85,325            30,182               918
                 Shares redeemed ......................................      (556,440)         (517,849)         (110,803)
                                                                        ----------------  ----------------  ----------------
                 Net increase (decrease) in Portfolio shares ..........       (30,714)         (109,099)          861,158
                                                                        ----------------  ----------------  ----------------
                 Shares outstanding at end of period ..................       723,428           754,142           863,241
                                                                        ----------------  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


              13 - Scudder Pathway Series: International Portfolio

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                            For the Period
                                                                                                             November 15,
                                                                          Six Months     For the Eleven          1996
                                                                            Ended         Months Ended      (commencement
                                                                         February 28,      August 31,     of operations) to
                                                                           1999 (a)          1998 (a)       September 30,
                                                                         (Unaudited)         (Note D)            1997
----------------------------------------------------------------------------------------------------------------------------
                                                                      ------------------------------------------------------
Net asset value, beginning of period ................................       $11.70           $13.59            $12.00
                                                                      ------------------------------------------------------
Income from investment operations:
Net investment income ...............................................          .08              .17               .31
Net realized and unrealized gain (loss) on investment transactions ..          .74            (1.55)             1.63 (b)
                                                                      ------------------------------------------------------
Total from investment operations ....................................          .82            (1.38)             1.94
                                                                      ------------------------------------------------------
Less distributions:
From net investment income ..........................................         (.10)            (.16)             (.25)
From net realized gain (loss) on investments ........................        (1.21)            (.35)             (.10)
                                                                      ------------------------------------------------------
Total distributions .................................................        (1.31)            (.51)             (.35)
                                                                      ------------------------------------------------------

                                                                      ------------------------------------------------------
Net asset value, end of period ......................................       $11.21           $11.70            $13.59
                                                                      ------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (d) ................................................         6.73**         (10.31)**          16.58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................            8                9                12
Ratio of operating expenses to average daily net assets (%) (c) .....           --               --                --
Ratio of net investment income to average daily net assets (%) ......         1.46*            1.42*             1.23*
Portfolio turnover rate (%) .........................................        151.1*            52.0*             35.1*

(a)   Based on monthly average shares outstanding during the period.
(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values during the period.
(c) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(d) Total return would have been lower if the Adviser had not maintained some of the Underlying Funds' expenses.
*     Annualized
**    Not annualized


              14 - Scudder Pathway Series: International Portfolio

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

The International Portfolio (the "Portfolio") is a diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Portfolio accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolio uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended February 28, 1999, purchases and sales of investment securities (excluding money market investments) aggregated $6,363,618 and $7,173,116, respectively.

                               C. Related Parties

Under the Special Servicing Agreement entered into by the Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolio, the Adviser arranges for all services pertaining to the


              15 - Scudder Pathway Series: International Portfolio operation of the Portfolio. If the Trustees determine that the aggregate expenses of the Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of the Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective underlying Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of the Portfolio, the Adviser will pay certain costs, on behalf of the Portfolio. For the six months ended February 28, 1999, the Adviser incurred expenses in the amount of $83,924. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolio during the period. The Adviser has assumed the Portfolio's organizational costs.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Portfolio's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Portfolio approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

                               D. Year End Change

On August 12, 1998, the Board of Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

                                E. Line of Credit

The Portfolio and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.



              16 - Scudder Pathway Series: International Portfolio

                      Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series:
International Portfolio (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          478,948             8,087             9,783               0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

          440,343            11,819            16,075             28,581





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


              17 - Scudder Pathway Series: International Portfolio

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              18 - Scudder Pathway Series: International Portfolio

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              19 - Scudder Pathway Series: International Portfolio

                              Officers and Trustees


Daniel Pierce*
President

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Trustee; Senior Fellow and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal
and Senior Lecturer, Harvard
University

Kathryn L. Quirk*
Vice President and Assistant
Secretary

Ann M. McCreary*
Vice President

Thomas W. Joseph*
Vice President

Benjamin W. Thorndike*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


              20 - Scudder Pathway Series: International Portfolio

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

              21 - Scudder Pathway Series: International Portfolio

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

              22 - Scudder Pathway Series: International Portfolio


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


              23 - Scudder Pathway Series: International Portfolio

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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